AGREEMENT between T. ROWE PRICE RETIREMENT PLAN SERVICES, INC. and T. ROWE PRICE FUNDS

# TABLE OF CONTENTS

| | | |
|---|---|---|
| Article A | Terms of Appointment | 1 |
| Article B | Duties of RPS | 2 |
| Article C | Fees and Expenses | 2 |
| Article D | Representations and Warranties of RPS | 2 |
| Article E | Representations and Warranties of the Fund | 3 |
| Article F | Standard of Care/Indemnification | 3 |
| Article G | Dual Interests | 5 |
| Article H | Documentation | 5 |
| Article I | Recordkeeping/Confidentiality | 6 |
| Article J | Compliance with Governmental Rules and Regulations | 7 |
| Article K | Ownership of Material Used by RPS | 7 |
| Article L | Quality Service Standards | 8 |
| Article M | As of Transactions | 8 |
| Article N | Term and Termination of Agreement | 11 |
| Article O | Notice | 12 |
| Article P | Assignment | 12 |
| Article Q | Amendment/Interpretive Provisions | 13 |
| Article R | Further Assurances | 13 |
| Article S | Maryland Law to Apply | 13 |
| Article T | Merger of Agreement | 13 |
| Article U | Counterparts | 13 |
| Article V | The Parties | 14 |
| Article W | Captions | 14 |
| | SCHEDULE 1 | |
| | APPENDIX A | |

AGREEMENT, made as of the first day of January 1, 2024, by and between T. ROWE PRICE RETIREMENT PLAN SERVICES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 (“RPS”), and EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each Fund hereinafter referred to as “the Fund”) whose definition may be found in Article V; WHEREAS, the Funds are held as investments under various defined contribution tax- sheltered plans serviced by RPS, including, but not limited to, deferred compensation plans, 403(b) plans, 401(k) plans, 457 plans and non-qualified plans (collectively referred to as “Retirement Plans”); WHEREAS, RPS has the capability of providing services, on behalf of the Fund, for such Retirement Plans and the accounts of such Retirement Plans and individuals (“Participants”) benefitting under these Retirement Plans as participants or beneficiaries (collectively “Retirement Accounts”); and WHEREAS, the Fund desires to contract with RPS to provide the functions and services described herein in connection with the Retirement Plans and Retirement Accounts. NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows: A. Terms of Appointment Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints RPS to perform the services and functions described herein in connection with certain Retirement Plans and Retirement Accounts as agreed upon by the parties. In rendering

2 the services required under this Agreement, RPS may, consistent with applicable law, from time to time employ, delegate, or appoint an affiliated or unaffiliated party or person to carry out some or all of the services or obligations under this Agreement (collectively, “Service Providers”) . RPS shall remain liable to the Funds and the Funds will remain liable to RPS, for the performance of such services and obligations, in the same manner and to the extent as if RPS were itself providing the services or obligations, to the extent specified in this Agreement. B. Duties of RPS RPS agrees that it will perform the Services set forth herein and on Schedule 1 of this Agreement in accordance with all applicable rules and regulations, the Fund’s then-current prospectus and policies and procedures adopted by RPS (“Services”). RPS will implement and maintain the systems, data storage and reporting necessary to perform such Services. C. Fees and Expenses For the Services performed as described herein and on Schedule 1 of this Agreement, the Fund shall pay the fees and expenses as mutually agreed upon by both parties. D. Representations and Warranties of RPS RPS represents and warrants to the Fund that: 1. It is a corporation duly organized and existing and in good standing under the laws of Maryland. 2. It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement. 3. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

3 4. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement. 5. It is registered with the Securities and Exchange Commission as a Transfer Agent pursuant to Section 17A of the Securities and Exchange Act of 1934. E. Representations and Warranties of the Fund Each Fund represents and warrants to RPS that: 1. It is a corporation duly organized and existing and in good standing under the laws of Maryland. 2. It is empowered under applicable laws and by its Articles of Incorporation and By- Laws to enter into and perform this Agreement. 3. All proceedings required by said Articles of Incorporation and By-Laws have been taken to authorize it to enter into and perform this Agreement. 4. It is an investment company registered under the Investment Company Act of 1940 (the “’40 Act”). 5. A registration statement under the Securities Act of 1933 (the “’33 Act”) is currently effective and will remain effective, and appropriate state securities law filing have been made and will continue to be made, with respect to all shares of the Fund being offered for sale. F. Standard of Care/Indemnification Notwithstanding anything to the contrary in this Agreement: 1. RPS shall not be liable to the Fund for any act or failure to act by it or its Service Providers in carrying or attempting to carry out the terms and provisions of this

4 Agreement provided RPS and its Service Providers have acted in good faith and without negligence or willful misconduct. 2. The Fund shall indemnify and hold RPS, and its affiliates, harmless from and against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by RPS resulting from: (i) any action or omission by RPS or its Service Providers in the performance of their duties hereunder; (ii) RPS acting upon instructions reasonably believed by it to have been executed by a duly authorized officer of the Fund; or (iii) RPS acting upon information provided by the Fund in form and under policies agreed to by RPS and the Fund. RPS shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of RPS or its Service Providers. 3. Except as provided in Article M of this Agreement, RPS shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from negligence or willful misconduct of RPS or its Service Providers. The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to RPS or its Service Providers. 4. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claims, actions or expense resulting from such failure to perform or otherwise from such causes.

5 5. In order that the indemnification provisions contained in this Article F shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent. 6. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement. G. Dual Interests It is understood that some person or persons may be directors, officers, or shareholders of both RPS and the Fund and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law. H. Documentation 1. As requested by RPS, the Fund shall promptly furnish to RPS the following: a. A copy of the resolution of the Board of Directors of the Fund (“Board”) authorizing the appointment of RPS and the execution and delivery of this Agreement;

6 b. A copy of the Articles of Incorporation and By-Laws of the Fund and all amendments thereto; c. Information regarding the validity of the stock, the number of Shares authorized, the status of redeemed Shares, the number of Shares with respect to which a Registration Statement has been filed and is in effect and each resolution of the Board authorizing the original issue of its shares; and d. A copy of the Fund’s current and new prospectuses and shareholder reports issued by the Fund. e. Each Registration Statement filed with the Securities and Exchange Commission and amendments and orders thereto in effect with respect to the sale of shares with respect to the Fund; f. Certified copies of each vote of the Board authorizing officers to give instructions to the Fund; and g. Such other documents or opinions which RPS, in its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties under this Agreement. The delivery of any such document to either party hereto for the purpose of any other agreement to which the Fund and RPS are or were parties shall be deemed to be delivery for the purposes of this Agreement. I. Recordkeeping/Confidentiality 1. RPS shall keep records relating to the Services to be performed hereunder, in the form and manner as it may deem advisable, provided that RPS shall keep all records in such form and in such manner as required by applicable law.

7 2. RPS and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except: (a) after prior notification to and approval in writing by the other party hereto (or the plan, if required), which approval shall not be unreasonably withheld and may not be withheld where RPS or the Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or (c) after so requested by the other party hereto. Notwithstanding the foregoing, nothing shall prohibit RPS from providing information concerning Fund shares, transactions or fees or Services performed under this agreement to a Service Provider, Plan or Participant without such notification or approval. Without limiting the foregoing, RPS has implemented, and will maintain during the term of this Agreement, reasonable measures designed to (i) ensure the security and confidentiality of identifying information concerning Plans and Plan Participants, (ii) use such information to provide the Services hereunder or as authorized by the Plans or Plan Participants, (iii) protect against any anticipated threats or hazards to the security or integrity of such information, (iv) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to the subject of such information, and (v) ensure appropriate disposal of such information, to the extent such information is being disposed of by RPS. J. Compliance with Governmental Rules and Regulations Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Fund by RPS, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses and compliance with all applicable

8 requirements of the ’40 Act, the ‘34 Act, the ‘33 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction over the Fund. RPS shall be responsible for complying with all laws, rules and regulations of governmental authorities having jurisdiction over transfer agents and their activities, as applicable, and cooperating with respect to examinations and requests from such governmental authorities. K. Ownership of Material Used by RPS All hardware, software, data stores, written procedures, intellectual capital and similar items used by RPS in performance of the Agreement shall, as between the Fund and RPS, be the property of RPS and will not become the property of the Fund. L. Quality Service Standards RPS and the Fund may from time to time agree to certain quality service standards, as well as incentives and penalties with respect to RPS’s Services hereunder. M. As Of Transactions For purposes of this Article M, the term “As Of Transaction” shall mean any single or “related transaction” (as defined below) involving the purchase or redemption of shares (including exchanges) processed at a time other than the time of the computation of the Fund’s net asset value per share next computed after receipt of any such transaction order by RPS due to an act or omission of RPS. “As Of Processing” refers to the processing of these Transactions. All As Of Processing may only be performed in accordance with the requirements of Rule 22c-1 of the ’40 Act. RPS is responsible for monitoring As Of Transactions procedures that set forth the circumstances under which As Of Transactions are permitted. If more than one As Of Transaction (“Related As Of Transaction”) in the Fund is caused by or occurs as a result of the

9 same act or omission, such transactions shall be aggregated with other transactions in the Fund and be considered as one As Of Transaction. 1. Reporting RPS shall: a. Have procedures in place to identify all As Of Transactions, and compute the net effect of such As Of Transactions upon the Fund on a daily, monthly and rolling 365 day basis. The monthly and rolling 365 day periods are hereinafter referred to as “Cumulative.” b. Supply to the Fund, from time to time as mutually agreed upon, a report summarizing the As Of Transactions and the daily and Cumulative net effects of such As Of Transactions both in terms of aggregate dilution/loss (“Loss”) or gain (“Gain”) experienced by the Fund, and the impact such Gain or Loss has had upon the Fund’s net asset value per share. c. With respect to any As Of Transaction which causes a Loss to the Fund of $100,000 or more (unless RPS fully compensates the Fund for the Loss), RPS will provide the Fund: (i) a report identifying the As Of Transaction and the Dilution resulting therefrom, (ii) the reason such As Of Transaction was processed, and (iii) the action that RPS has or intends to take to prevent the reoccurrence of such As Of Processing. 2. Liability a. It will be the normal practice of the Fund not to hold RPS liable with respect to any As Of Transaction which causes a Loss to any single Fund of less than $25,000. RPS will, however, closely monitor for each Fund the daily and

10 Cumulative Gain/Loss that is caused by As Of Transactions of less than $25,000. When the Cumulative Loss to any Fund exceeds 3/10 of 1% of net asset value per share, RPS, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should take any remedial action. RPS will report to the Board, as appropriate, any such remedial action it has taken. b. Where an As Of Transaction causes a Loss to a Fund equal to or greater than $25,000 (“Significant As Of Transaction”) but less than $100,000, if RPS does not reimburse the Fund for the Loss, RPS will review with Counsel to the Fund the circumstances surrounding the underlying Significant As Of Transaction to determine whether the Significant As Of Transaction was caused by or occurred as a result of a negligent act or omission by RPS. If it is determined that the Loss is the not the result of a negligent action or omission by RPS, RPS and outside counsel for the Fund will negotiate settlement. Significant As Of Transactions causing a Loss to the Fund that are not reimbursed by RPS will be reported to the Audit Committee of the Board at least annually. Any Significant As Of Transaction, however, causing a Loss in excess of the lesser of $100,000 or a penny per share that are not reimbursed by RPS will be reported to the Board as soon as reasonably practicable. Settlement for Significant As Of Transactions causing a Loss of $100,000 or more will not be entered into until approved by the Board. For Related Transactions involving Funds with more than one class, the amount of Gain or Loss resulting from an As Of Transaction shall be determined for

11 each class; provided, however, that for purposes of determining RPS’s liability for reimbursement of any Loss to a class, Gains in one class may be used to offset Losses in another class of the same Fund. Any net Gains remaining after offsetting a Loss in one or more classes, as well as aggregate Gains from a Significant As Of Transaction causing a Gain of a penny or more per share in a class, will be allocated ratably to all of the classes in the affected Fund. The Fund may also absorb Gains or Losses resulting from adjustments to transactions caused by a pricing error in a Fund or outside fund (when RPS corrects the number of shares in the Fund based on the Fund’s or outside fund’s corrected NAV). RPS (or outside fund) will reimburse the Fund for Losses over $100 for any Losses caused by adjustments resulting from a pricing error of an outside fund. The factors to consider in making any determination regarding the settlement of a Significant As Of Transaction would include but not be limited to: i. Procedures and controls adopted by RPS to prevent As Of Transactions; ii. Whether such procedures and controls were being followed at the time of the Significant As Of Transaction; iii. The volume of all transactions processed by RPS on the day of the Significant As Of Transaction; iv. The number of As Of Transactions processed by RPS during prior relevant periods, and the net Loss/Gain as a result of all such Significant As Of Transactions to the Fund and to all other Funds; and

12 v. The prior response of RPS to recommendations made by the Funds regarding improvement to RPS’ As Of Transaction procedures. c. Notwithstanding the above, RPS may require its Service Providers to reimburse the Funds for losses of amounts less than the thresholds identified above. N. Term and Termination of Agreement 1. This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder. 2. This Agreement may be terminated by the Funds upon one hundred twenty (120) days’ prior written notice to RPS; and by RPS, upon three hundred sixty-five (365) days’ prior written notice to the Fund unless a shorter termination period is mutually agreed upon by the parties. 3. Upon termination hereof, the Fund shall pay to RPS such compensation as may be due as of the date of such termination, and shall likewise reimburse RPS for out-of- pocket expenses related to its Services hereunder. O. Notice Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party in writing, which may be electronic,; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto. P. Assignment Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior

13 written consent of the other party, provided this shall not preclude RPS from employing such Service Providers as it deems appropriate to carry out its obligations set forth hereunder. Q. Amendment/Interpretive Provisions The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, RPS and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as in their joint opinion may be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement. R. Further Assurances Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. S. Maryland Law to Apply This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Maryland. T. Merger of Agreement This Agreement, including the attached Schedule, supersedes any prior agreement with respect to the subject hereof, whether oral or written. U. Counterparts This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The parties agree that the executed signature page may be delivered using PDF format or similar file

14 type transmitted via email, e-signature technology or other similar means, all having the same legal effect as delivery of an original signed copy of this Agreement. V. The Parties All references herein to “the Fund” are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and RPS. In the case of a series Fund or Fund with separate classes, all references to “the Fund” are to the individual series or class of such Fund, or to such Fund on behalf of the individual series or class, as appropriate. The “Fund” also includes any T. Rowe Price Fund which may be established after the date of this Agreement. Any reference in this Agreement to “the parties” shall mean RPS and such other individual Fund as to which the matter pertains. W. Captions The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

15 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers. T. ROWE PRICE RETIREMENT PLAN SERVICES, INC. T. ROWE PRICE FUNDS By: Name: Bryan Venable Title: Vice President By: Name: Fran Pollack-Matz Title: Vice President

S-1 SCHEDULE 1 RPS agrees that it will perform Services on behalf of the Funds in accordance with procedures developed and maintained by RPS, all applicable laws and the Fund’s then-current prospectus. Such Services include, but are not limited to, the following: - Establishing Plan and Participant Accounts (“Retirement Accounts”) - Enrolling Participants and collecting investment directions - Processing purchase, redemption and exchange orders in Retirement Accounts - Processing Plan-wide purchase, redemption and exchange orders - Calculating and processing Participants’ retirement minimum distributions - Processing distributions and withdrawals from Retirement Accounts - Processing loan disbursements and repayments from Retirement Accounts - Establishing beneficiary accounts and processing beneficiary distributions - Receiving and disbursing proceeds to and from Retirement Accounts - Processing Fund mergers and reorganizations - Processing maintenance requests in Retirement Accounts - Processing adjustments in Retirement Accounts and monitoring and reporting Gains and Losses in the Funds resulting from such adjustments - Handling returned checks - Processing electronic or digital debits or payments - Processing dividends, capital gain distributions and other Fund corporate actions affecting Retirement Accounts - Preparing and transmitting Retirement Account information for Plan and government reporting, and as otherwise requested by Plan officials or their service providers - Monitoring and enforcing the Fund’s excessive trading policy - Performing Federal and State tax withholding and remittance and associated reporting - Responding to correspondence relating to Retirement Accounts - Responding to inquiries or concerns from Plans or Participants concerning their Retirement Accounts - Maintaining electronic access Services for use by Participants and Plan officials and their service providers to access and transact, as appropriate, in Retirement Accounts - Consulting with Plan officials concerning new or required services with respect to Retirement Accounts - Implementing service changes as directed by Plan officials - Informing and educating Participants concerning access to Retirement Accounts and related services available to them - Developing, implementing and maintaining systems and procedures designed to prevent unauthorized access to Retirement Accounts - Preparing and delivering confirmations, statements and tax forms, as required - Delivering prospectuses, shareholder reports and other Fund notices to Participants and Retirement Plan Sponsors in the Fund, as required

S-2 - Preparing and providing Fund fact sheets to Plans and Participants - Preparing and providing other required communications to Participants and Retirement Plan Sponsors. - Coordinating with independent public accountants for reviews and audits - Maintaining books and records for the Funds - Maintaining and providing information necessary for the completion of Form NSAR & N-CSR - Performing OFAC and applicable AML reviews - Furnishing information to the Fund - Reconciling cash received and disbursed in connection with Fund transactions - Tracking Fund payables and receivables - Developing, implementing and maintaining services and associated policies and procedures to comply with existing and new regulations affecting Retirement Accounts - Performing such other services as mutually agreed upon by both Parties

A-1 APPENDIX A T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC. T. Rowe Price All-Cap Opportunities Fund—Advisor Class T. Rowe Price All-Cap Opportunities Fund—I Class T. ROWE PRICE BALANCED FUND, INC. T. Rowe Price Balanced Fund—I Class T. ROWE PRICE BLUE CHIP GROWTH FUND, INC. T. Rowe Price Blue Chip Growth Fund—Advisor Class T. Rowe Price Blue Chip Growth Fund—I Class T. Rowe Price Blue Chip Growth Fund—R Class T. ROWE PRICE CAPITAL APPRECIATION FUND, INC. T. Rowe Price Capital Appreciation Fund—Advisor Class T. Rowe Price Capital Appreciation Fund—I Class T. Rowe Price Capital Appreciation and Income Fund T. Rowe Price Capital Appreciation and Income Fund—I Class T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC. T. Rowe Price Communications & Technology Fund—I Class T. ROWE PRICE CORPORATE INCOME FUND, INC. T. Rowe Price Corporate Income Fund—I Class T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC. T. Rowe Price Credit Opportunities Fund—Advisor Class T. Rowe Price Credit Opportunities Fund—I Class T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC. T. Rowe Price Diversified Mid-Cap Growth Fund—I Class T. ROWE PRICE DIVIDEND GROWTH FUND, INC. T. Rowe Price Dividend Growth Fund—Advisor Class T. Rowe Price Dividend Growth Fund—I Class T. ROWE PRICE EQUITY FUNDS, INC. T. Rowe Price Hedged Equity Fund T. Rowe Price Hedged Equity Fund—I Class T. Rowe Price Institutional Large-Cap Core Growth Fund T. Rowe Price Large-Cap Growth Fund T. Rowe Price Large-Cap Growth Fund—I Class T. Rowe Price Large-Cap Value Fund T. Rowe Price Large-Cap Value Fund—I Class

A-2 T. Rowe Price Institutional Mid-Cap Equity Growth Fund T. Rowe Price Institutional Small-Cap Stock Fund T. ROWE PRICE EQUITY INCOME FUND, INC. T. Rowe Price Equity Income Fund—Advisor Class T. Rowe Price Equity Income Fund—I Class T. Rowe Price Equity Income Fund—R Class T. ROWE PRICE FINANCIAL SERVICES FUND, INC. T. Rowe Price Financial Services Fund—I Class T. ROWE PRICE FLOATING RATE FUND, INC. T. Rowe Price Floating Rate Fund T. Rowe Price Floating Rate Fund—Advisor Class T. Rowe Price Floating Rate Fund—I Class T. ROWE PRICE GLOBAL ALLOCATION FUND, INC. T. Rowe Price Global Allocation Fund T. Rowe Price Global Allocation Fund—Advisor Class T. Rowe Price Global Allocation Fund—I Class T. ROWE PRICE GLOBAL FUNDS, INC. T. Rowe Price Institutional Emerging Markets Bond Fund T. Rowe Price Institutional Emerging Markets Equity Fund T. Rowe Price Global Value Equity Fund T. Rowe Price Global Value Equity Fund—I Class T. Rowe Price Institutional International Disciplined Equity Fund T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC. T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class T. Rowe Price Global Multi-Sector Bond Fund—I Class T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC. T. Rowe Price Global Real Estate Fund—Advisor Class T. Rowe Price Global Real Estate Fund—I Class T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC. T. Rowe Price Global Technology Fund—I Class T. ROWE PRICE GNMA FUND, INC. T. Rowe Price GNMA Fund—I Class T. ROWE PRICE GOVERNMENT MONEY FUND, INC. T. Rowe Price Government Money Fund—I Class

A-3 T. ROWE PRICE GROWTH STOCK FUND, INC. T. Rowe Price Growth Stock Fund—Advisor Class T. Rowe Price Growth Stock Fund—I Class T. Rowe Price Growth Stock Fund—R Class T. ROWE PRICE HEALTH SCIENCES FUND, INC. T. Rowe Price Health Sciences Fund—I Class T. ROWE PRICE HIGH YIELD FUND, INC. T. Rowe Price High Yield Fund—Advisor Class T. Rowe Price High Yield Fund—I Class T. Rowe Price U.S. High Yield Fund T. Rowe Price U.S. High Yield Fund—Advisor Class T. Rowe Price U.S. High Yield Fund—I Class T. ROWE PRICE INDEX TRUST, INC. T. Rowe Price Equity Index 500 Fund T. Rowe Price Equity Index 500 Fund—I Class T. Rowe Price Extended Equity Market Index Fund T. Rowe Price Mid-Cap Index Fund T. Rowe Price Mid-Cap Index Fund—I Class T. Rowe Price Small-Cap Index Fund T. Rowe Price Small-Cap Index Fund—I Class T. Rowe Price Total Equity Market Index Fund T. Rowe Price U.S. Limited Duration TIPS Index Fund T. Rowe Price U.S. Limited Duration TIPS Index Fund—I Class T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC. T. Rowe Price Inflation Protected Bond Fund—I Class T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC. T. Rowe Price Institutional Floating Rate Fund T. Rowe Price Institutional Floating Rate Fund-F Class T. Rowe Price Institutional High Yield Fund T. Rowe Price Institutional Long Duration Credit Fund T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC. T. Rowe Price Integrated Global Equity Fund T. Rowe Price Integrated Global Equity Fund—I Class T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—Advisor Class T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund—I Class T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—Advisor Class T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund—I Class

A-4 T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—Advisor Class T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund—I Class T. ROWE PRICE INTERNATIONAL FUNDS, INC. T. Rowe Price Africa & Middle East Fund T. Rowe Price Africa & Middle East Fund—I Class T. Rowe Price Asia Opportunities Fund T. Rowe Price Asia Opportunities Fund—Advisor Class T. Rowe Price Asia Opportunities Fund—I Class T. Rowe Price China Evolution Equity Fund T. Rowe Price China Evolution Equity Fund—I Class T. Rowe Price Dynamic Credit Fund T. Rowe Price Dynamic Credit Fund—I Class T. Rowe Price Dynamic Global Bond Fund T. Rowe Price Dynamic Global Bond Fund—Advisor Class T. Rowe Price Dynamic Global Bond Fund—I Class T. Rowe Price Emerging Europe Fund T. Rowe Price Emerging Europe Fund—I Class T. Rowe Price Emerging Markets Bond Fund T. Rowe Price Emerging Markets Bond Fund—Advisor Class T. Rowe Price Emerging Markets Bond Fund—I Class T. Rowe Price Emerging Markets Corporate Bond Fund T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class T. Rowe Price Emerging Markets Corporate Bond Fund—I Class T. Rowe Price Emerging Markets Discovery Stock Fund T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class T. Rowe Price Emerging Markets Discovery Stock Fund—I Class T. Rowe Price Emerging Markets Local Currency Bond Fund T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class T. Rowe Price Emerging Markets Stock Fund T. Rowe Price Emerging Markets Stock Fund—I Class T. Rowe Price European Stock Fund T. Rowe Price European Stock Fund—I Class T. Rowe Price Global Consumer Fund T. Rowe Price Global Growth Stock Fund T. Rowe Price Global Growth Stock Fund—Advisor Class T. Rowe Price Global Growth Stock Fund—I Class T. Rowe Price Global High Income Bond Fund T. Rowe Price Global High Income Bond Fund—Advisor Class T. Rowe Price Global High Income Bond Fund—I Class T. Rowe Price Global Impact Equity Fund T. Rowe Price Global Impact Equity Fund—I Class

A-5 T. Rowe Price Global Industrials Fund T. Rowe Price Global Industrials Fund—I Class T. Rowe Price Global Stock Fund T. Rowe Price Global Stock Fund—Advisor Class T. Rowe Price Global Stock Fund—I Class T. Rowe Price International Bond Fund T. Rowe Price International Bond Fund—Advisor Class T. Rowe Price International Bond Fund—I Class T. Rowe Price International Bond Fund (USD Hedged) T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class T. Rowe Price International Bond Fund (USD Hedged)—I Class T. Rowe Price International Disciplined Equity Fund T. Rowe Price International Disciplined Equity Fund—Advisor Class T. Rowe Price International Disciplined Equity Fund—I Class T. Rowe Price International Discovery Fund T. Rowe Price International Discovery Fund—I Class T. Rowe Price International Stock Fund T. Rowe Price International Stock Fund—Advisor Class T. Rowe Price International Stock Fund—I Class T. Rowe Price International Stock Fund—R Class T. Rowe Price International Value Equity Fund T. Rowe Price International Value Equity Fund—Advisor Class T. Rowe Price International Value Equity Fund—I Class T. Rowe Price International Value Equity Fund—R Class T. Rowe Price Japan Fund T. Rowe Price Japan Fund—I Class T. Rowe Price Latin America Fund T. Rowe Price Latin America Fund—I Class T. Rowe Price New Asia Fund T. Rowe Price New Asia Fund—I Class T. Rowe Price Overseas Stock Fund T. Rowe Price Overseas Stock Fund—Advisor Class T. Rowe Price Overseas Stock Fund—I Class T. ROWE PRICE INTERNATIONAL INDEX FUND, INC. T. Rowe Price International Equity Index Fund T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC. T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class T. ROWE PRICE MID-CAP GROWTH FUND, INC. T. Rowe Price Mid-Cap Growth Fund—Advisor Class T. Rowe Price Mid-Cap Growth Fund—I Class T. Rowe Price Mid-Cap Growth Fund—R Class

A-6 T. ROWE PRICE MID-CAP VALUE FUND, INC. T. Rowe Price Mid-Cap-Value Fund—Advisor Class T. Rowe Price Mid-Cap Value Fund—I Class T. Rowe Price Mid-Cap Value Fund—R Class T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC. T. Rowe Price Multi-Strategy Total Return Fund—I Class T. ROWE PRICE NEW ERA FUND, INC. T. Rowe Price New Era Fund—I Class T. ROWE PRICE NEW HORIZONS FUND, INC. T. Rowe Price New Horizons Fund—I Class T. ROWE PRICE NEW INCOME FUND, INC. T. Rowe Price New Income Fund—Advisor Class T. Rowe Price New Income Fund—R Class T. Rowe Price New Income Fund—I Class T. ROWE PRICE QM U.S. BOND INDEX FUND, INC. T. Rowe Price QM U.S. Bond Index Fund—I Class T. ROWE PRICE REAL ASSETS FUND, INC. T. Rowe Price Real Assets Fund—I Class T. ROWE PRICE REAL ESTATE FUND, INC. T. Rowe Price Real Estate Fund—Advisor Class T. Rowe Price Real Estate Fund—I Class T. ROWE PRICE RETIREMENT FUNDS, INC. T. Rowe Price Retirement 2005 Fund T. Rowe Price Retirement 2005 Fund—Advisor Class T. Rowe Price Retirement 2005 Fund—I Class T. Rowe Price Retirement 2005 Fund—R Class T. Rowe Price Retirement 2010 Fund T. Rowe Price Retirement 2010 Fund—Advisor Class T. Rowe Price Retirement 2010 Fund—I Class T. Rowe Price Retirement 2010 Fund—R Class T. Rowe Price Retirement 2015 Fund T. Rowe Price Retirement 2015 Fund—Advisor Class T. Rowe Price Retirement 2015 Fund—I Class T. Rowe Price Retirement 2015 Fund—R Class

A-7 T. Rowe Price Retirement 2020 Fund T. Rowe Price Retirement 2020 Fund—Advisor Class T. Rowe Price Retirement 2020 Fund—I Class T. Rowe Price Retirement 2020 Fund—R Class T. Rowe Price Retirement 2025 Fund T. Rowe Price Retirement 2025 Fund—Advisor Class T. Rowe Price Retirement 2025 Fund—I Class T. Rowe Price Retirement 2025 Fund—R Class T. Rowe Price Retirement 2030 Fund T. Rowe Price Retirement 2030 Fund—Advisor Class T. Rowe Price Retirement 2030 Fund—I Class T. Rowe Price Retirement 2030 Fund—R Class T. Rowe Price Retirement 2035 Fund T. Rowe Price Retirement 2035 Fund—Advisor Class T. Rowe Price Retirement 2035 Fund—I Class T. Rowe Price Retirement 2035 Fund—R Class T. Rowe Price Retirement 2040 Fund T. Rowe Price Retirement 2040 Fund—Advisor Class T. Rowe Price Retirement 2040 Fund—I Class T. Rowe Price Retirement 2040 Fund—R Class T. Rowe Price Retirement 2045 Fund T. Rowe Price Retirement 2045 Fund—Advisor Class T. Rowe Price Retirement 2045 Fund—I Class T. Rowe Price Retirement 2045 Fund—R Class T. Rowe Price Retirement 2050 Fund T. Rowe Price Retirement 2050 Fund—Advisor Class T. Rowe Price Retirement 2050 Fund—I Class T. Rowe Price Retirement 2050 Fund—R Class T. Rowe Price Retirement 2055 Fund T. Rowe Price Retirement 2055 Fund—Advisor Class T. Rowe Price Retirement 2055 Fund—I Class T. Rowe Price Retirement 2055 Fund—R Class T. Rowe Price Retirement 2060 Fund T. Rowe Price Retirement 2060 Fund—Advisor Class T. Rowe Price Retirement 2060 Fund—I Class T. Rowe Price Retirement 2060 Fund—R Class T. Rowe Price Retirement 2065 Fund T. Rowe Price Retirement 2065 Fund—Advisor Class T. Rowe Price Retirement 2065 Fund—I Class T. Rowe Price Retirement 2065 Fund—R Class T. Rowe Price Retirement Balanced Fund T. Rowe Price Retirement Balanced Fund—Advisor Class T. Rowe Price Retirement Balanced Fund—I Class T. Rowe Price Retirement Balanced Fund—R Class

A-8 T. Rowe Price Retirement Blend 2005 Fund T. Rowe Price Retirement Blend 2005 Fund—I Class T. Rowe Price Retirement Blend 2010 Fund T. Rowe Price Retirement Blend 2010 Fund—I Class T. Rowe Price Retirement Blend 2015 Fund T. Rowe Price Retirement Blend 2015 Fund—I Class T. Rowe Price Retirement Blend 2020 Fund T. Rowe Price Retirement Blend 2020 Fund—I Class T. Rowe Price Retirement Blend 2025 Fund T. Rowe Price Retirement Blend 2025 Fund—I Class T. Rowe Price Retirement Blend 2030 Fund T. Rowe Price Retirement Blend 2030 Fund—I Class T. Rowe Price Retirement Blend 2035 Fund T. Rowe Price Retirement Blend 2035 Fund—I Class T. Rowe Price Retirement Blend 2040 Fund T. Rowe Price Retirement Blend 2040 Fund—I Class T. Rowe Price Retirement Blend 2045 Fund T. Rowe Price Retirement Blend 2045 Fund—I Class T. Rowe Price Retirement Blend 2050 Fund T. Rowe Price Retirement Blend 2050 Fund—I Class T. Rowe Price Retirement Blend 2055 Fund T. Rowe Price Retirement Blend 2055 Fund—I Class T. Rowe Price Retirement Blend 2060 Fund T. Rowe Price Retirement Blend 2060 Fund—I Class T. Rowe Price Retirement Blend 2065 Fund T. Rowe Price Retirement Blend 2065 Fund—I Class T. Rowe Price Retirement I 2005 Fund—I Class T. Rowe Price Retirement I 2010 Fund—I Class T. Rowe Price Retirement I 2015 Fund—I Class T. Rowe Price Retirement I 2020 Fund—I Class T. Rowe Price Retirement I 2025 Fund—I Class T. Rowe Price Retirement I 2030 Fund—I Class T. Rowe Price Retirement I 2035 Fund—I Class T. Rowe Price Retirement I 2040 Fund—I Class T. Rowe Price Retirement I 2045 Fund—I Class T. Rowe Price Retirement I 2050 Fund—I Class T. Rowe Price Retirement I 2055 Fund—I Class T. Rowe Price Retirement I 2060 Fund—I Class T. Rowe Price Retirement I 2065 Fund—I Class T. Rowe Price Retirement Balanced I Fund—I Class T. Rowe Price Retirement Income 2020 Fund T. Rowe Price Retirement Income 2020 Fund—I Class T. Rowe Price Retirement Income 2025 Fund T. Rowe Price Retirement Income 2025 Fund—I Class

A-9 T. Rowe Price Target 2005 Fund T. Rowe Price Target 2005 Fund—Advisor Class T. Rowe Price Target 2005 Fund—I Class T. Rowe Price Target 2010 Fund T. Rowe Price Target 2010 Fund—Advisor Class T. Rowe Price Target 2010 Fund—I Class T. Rowe Price Target 2015 Fund T. Rowe Price Target 2015 Fund—Advisor Class T. Rowe Price Target 2015 Fund—I Class T. Rowe Price Target 2020 Fund T. Rowe Price Target 2020 Fund—Advisor Class T. Rowe Price Target 2020 Fund—I Class T. Rowe Price Target 2025 Fund T. Rowe Price Target 2025 Fund—Advisor Class T. Rowe Price Target 2025 Fund—I Class T. Rowe Price Target 2030 Fund T. Rowe Price Target 2030 Fund—Advisor Class T. Rowe Price Target 2030 Fund—I Class T. Rowe Price Target 2035 Fund T. Rowe Price Target 2035 Fund—Advisor Class T. Rowe Price Target 2035 Fund—I Class T. Rowe Price Target 2040 Fund T. Rowe Price Target 2040 Fund—Advisor Class T. Rowe Price Target 2040 Fund—I Class T. Rowe Price Target 2045 Fund T. Rowe Price Target 2045 Fund—Advisor Class T. Rowe Price Target 2045 Fund—I Class T. Rowe Price Target 2050 Fund T. Rowe Price Target 2050 Fund—Advisor Class T. Rowe Price Target 2050 Fund—I Class T. Rowe Price Target 2055 Fund T. Rowe Price Target 2055 Fund—Advisor Class T. Rowe Price Target 2055 Fund—I Class T. Rowe Price Target 2060 Fund T. Rowe Price Target 2060 Fund—Advisor Class T. Rowe Price Target 2060 Fund—I Class T. Rowe Price Target 2065 Fund T. Rowe Price Target 2065 Fund—Advisor Class T. Rowe Price Target 2065 Fund—I Class T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC. T. Rowe Price Science & Technology Fund—Advisor Class T. Rowe Price Science & Technology Fund—I Class

A-10 T. ROWE PRICE SHORT-TERM BOND FUND, INC. T. Rowe Price Short Duration Income Fund T. Rowe Price Short Duration Income Fund—I Class T. Rowe Price Short-Term Bond Fund T. Rowe Price Short-Term Bond Fund—Advisor Class T. Rowe Price Short-Term Bond Fund—I Class T. Rowe Price Ultra Short-Term Bond Fund T. Rowe Price Ultra Short-Term Bond Fund—I Class T. ROWE PRICE SMALL-CAP STOCK FUND, INC. T. Rowe Price Small-Cap Stock Fund—Advisor Class T. Rowe Price Small-Cap Stock Fund—I Class T. ROWE PRICE SMALL-CAP VALUE FUND, INC. T. Rowe Price Small-Cap-Value Fund—Advisor Class T. Rowe Price Small-Cap-Value Fund—I Class T. ROWE PRICE SPECTRUM FUND, INC. T. Rowe Price Spectrum Diversified Equity Fund T. Rowe Price Spectrum Diversified Equity Fund—I Class T. Rowe Price Spectrum Income Fund T. Rowe Price Spectrum Income Fund—I Class T. Rowe Price Spectrum International Equity Fund T. Rowe Price Spectrum International Equity Fund—I Class T. ROWE PRICE SPECTRUM FUNDS II, INC. T. Rowe Price Spectrum Conservative Allocation Fund T. Rowe Price Spectrum Conservative Allocation Fund—I Class T. Rowe Price Spectrum Moderate Allocation Fund T. Rowe Price Spectrum Moderate Allocation Fund—I Class T. Rowe Price Spectrum Moderate Growth Allocation Fund T. Rowe Price Spectrum Moderate Growth Allocation Fund—I Class T. ROWE PRICE SUMMIT FUNDS, INC. T. Rowe Price Cash Reserves Fund T. ROWE PRICE TOTAL RETURN FUND, INC. T. Rowe Price Total Return Fund—Advisor Class T. Rowe Price Total Return Fund—I Class T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC. T. Rowe Price U.S. Equity Research Fund T. Rowe Price U.S. Equity Research Fund—Advisor Class T. Rowe Price U.S. Equity Research Fund—I Class T. Rowe Price U.S. Equity Research Fund—R Class

A-11 T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC. T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class T. Rowe Price U.S. Large-Cap Core Fund—I Class T. ROWE PRICE U.S. TREASURY FUNDS, INC. T. Rowe Price U.S. Treasury Intermediate Index Fund T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class T. Rowe Price U.S. Treasury Long-Term Index Fund T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class T. Rowe Price U.S. Treasury Money Fund T. Rowe Price U.S. Treasury Money Fund—I Class T. ROWE PRICE VALUE FUND, INC. T. Rowe Price Value Fund—Advisor Class T. Rowe Price Value Fund—I Class